CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Exhibit 10.2

UNIVERSITY of PENNSYLVANIA

First Amendment to Patent License Agreement

This First Amendment (this “First Amendment”) to the Amended and Restated License Agreement (the “CARLA”) effective as of May 27, 2020, is made by and between The Trustees of the University of Pennsylvania (“Penn”) and Cabaletta Bio, Inc. (“Licensee”) and The Children’s Hospital of Philadelphia (“CHOP”) and amends the CARLA between the Parties, dated July 23, 2019. Capitalized terms used herein shall have the meanings given in the CARLA.

BACKGROUND

The CARLA relates to certain intellectual property developed by [***] of Penn’s School of Medicine, and by [***] of CHOP. Licensee desires to add additional Patent Rights Controlled by Penn to the Institutions’ Patent Rights, including certain intellectual property developed by [***] with respect to [***] (as defined below). The Parties wish to amend the CARLA to reflect these changes.

Now, therefore, the Parties hereby agree as follows:

1) The following definitions shall be added to Article 1 of the CARLA, as new Section 1.35:

1.35 “[***].

2) Section 1.9 of the CARLA shall be amended and restated in its entirety and shall read as follows:

1.9 “Field of Use” means the following subfields (each a “Subfield”): [***].

3) Exhibit A to the CARLA is hereby amended and restated in its entirety and is replaced by Exhibit A to this First Amendment.

4) Exhibit B to the CARLA is hereby amended and restated in its entirety and is replaced by Exhibit B to this First Amendment.

5) Within thirty (30) business days of receipt of invoice, Licensee shall pay Penn a fee of [***] in consideration for adding [***] to the Institutions’ Patent Rights.

6) [***].

7) This First Amendment, together with the CARLA, constitute the entire agreement between the Parties with respect to the subject matter hereof. All other terms and provisions of the CARLA, except as expressly amended by this First Amendment, remain in full force and effect.

8) This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original and together shall be deemed one and the same instrument.

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this First Amendment to be executed by their duly authorized representatives.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By:	/s/ Benjamin Dibling
Name:	Benjamin Dibling, Ph.D.
Title:	Executive Director of Licensing, Penn Center for Innovation
Date:	May 18, 2020

CABALETTA BIO, INC.

By:	/s/ Steven Nichtberger
Name:	Steven Nichtberger, M.D.
Title:	Chief Executive Officer
Date:	May 27, 2020

THE CHILDREN’S HOSPITAL OF PHILADELPHIA

By:	/s/ Camille Jolly-Tornetta
Name:	Camille Jolly-Tornetta, Ph.D.
Title:	Director, Office of Technology Transfer
Date:	May 20, 2020

Exhibit A

Institutions’ Patent Rights

[***]

Exhibit B

Certain Financial Terms

	Diligence Event	Achievement Date
DEVELOPMENT & COMMERCIALIZATION	Financial Diligence
	[***]	[***]
	[***]	[***]
Regulatory Diligence
[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

•  Licensee may extend any Achievement Date for a Financial Diligence Event by [***] by making a [***] payment to Penn prior to the expiration of such Achievement Date for such Financial Diligence Event.

•  For any Product that is not a [***], Licensee may extend any Achievement Date for a Regulatory Diligence Event by [***], but not more than [***] per Diligence Event, by making a [***] payment per extension to Penn prior to the expiration of such Achievement Date for such Regulatory Diligence Event.

•  For any Product that is a [***], Licensee may extend any Achievement Date for a Regulatory Diligence Event by [***], but not more than [***], by making a [***] payment per extension to Penn prior to the expiration of such Achievement Date for such Regulatory Diligence Event (and upon any such [***] extension, all Achievement Dates for subsequent Regulatory Diligence Events would be extended by [***] to reflect the downstream effect of a delay in the prior Regulatory Diligence Event).

• License Maintenance Fee. [***] • Milestone Payments.
	Milestone		Milestone Payment
CERTAIN FINANCIAL TERMS	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]

    Milestone Payments shall be reduced by [***] for the second Product that achieves a Milestone, and shall be further reduced by an additional [***] for the third Product that achieves a Milestone, and so on for each subsequent Product that achieves a Milestone.

•  Royalty.

	Royalty Rate (% of Net Sales of Product)	For Portion of Annual Net Sales
	[***]	[***]
	[***]	[***]
	[***]	[***]
• Minimum Annual Royalties.
	Year:	First Year after First Commercial Sale	Second Year after First Commercial Sale, and each year thereafter
	Minimum Annual Royalty:	[***]	[***]
• Penn Sublicense Income.
	Stage		% of income
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]